UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 20, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2015, CannaSys, Inc., entered into a Technology Services Agreement with National Concessions Group, Inc. (“O.penVAPE”), to develop and license customized software packages based on CannaSys’s BumpUp applications. In 2016, O.penVAPE will pilot “O.penRewards,” a technology-driven incentive platform for “budtenders,” the primary connection between consumers and regulated cannabis retailers in the medical and recreational cannabis industry. The platform, based on iOS and Android mobile apps, rewards loyal consumers, engages budtenders with performance-based incentive programs, and provides both stores and brands with real-time visibility of sales activity across O.penVAPE’s extended retail network. O.penVAPE will also introduce CannaSys’s store-focused loyalty and incentive solution, “BumpUp Rewards,” into its extensive distribution network consisting of more than 1,000 retail stores.

The parties also entered into a Consulting Agreement, whereby O.penVAPE will assist CannaSys with marketing, public relations, introductions to potential investors and other efforts for both parties’ mutual benefit in consideration for the issuance by CannaSys of a warrant to purchase 50,000 shares of its restricted stock, with an exercise price of $0.05 per share, with vesting provisions.

The Warrant was issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. O.penVAPE is a sophisticated investor able to bear the risk of the investment and confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment. All certificates evidencing the warrant shares will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference in this Item 3.02.

ITEM 8.01—OTHER EVENTS

On December 22, 2015, CannaSys issued a press release, a copy of which is filed as Exhibit 99.01 hereto.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.24	Technology Services Agreement between CannaSys, Inc. and National Concessions Group, Inc., dated December 20, 2015, including exhibits	Attached
10.25	Consulting Agreement between CannaSys, Inc. and National Concessions Group, Inc., dated December 20, 2015, including Warrant	Attached

Item 99	Miscellaneous
99.01	Press Release dated December 22, 2015	Attached
_______________________________________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: December 22, 2015	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer